FINAL

Exhibit 10(t)

TRANSITION AMENDMENT

BETWEEN

EMC CORPORATION AND ACXIOM CORPORATION

This Transition Amendment (this “Amendment”) is made and entered into as of March 31, 2008 (the “Amendment Effective Date”), by and between Acxiom Corporation, a Delaware corporation, with a principal address of 601 East 3rd Street, Little Rock, AR 72201 (“Acxiom”), and EMC Corporation, a Massachusetts corporation with an office at 176 South Street, Hopkinton, Massachusetts 01748 and EMC (Benelux) B.V., S.à.r.l., a Luxembourg limited liability company (together “EMC”).

WHEREAS, EMC and Acxiom have entered into an Asset Purchase and License Agreement (the "Agreement") with an Effective Date of December 29, 2005;

WHEREAS, it is the intent of EMC and Acxiom with this Amendment to modify or delete certain terms of the Agreement, add new terms to the Agreement, while other terms of the Agreement shall remain the same;

Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Agreement. For any sections modified below, it is understood that the modification is only applicable to the specifically identified section, and not any header sections or sub-sections thereof, unless expressly set forth.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein the parties agree as follows:

ARTICLE ONE: LICENSES

1.1   EMC License to Acxiom. Subject to the limitations set forth herein, EMC hereby grants to Acxiom a perpetual, non-transferable, non-assignable, sub-licensable, and reproducible license to use code and technology contained in versions 1.0 and 2.0 of the Base Technology as identified in Exhibit 1 (the "Current Grid IP") to use, make, modify, distribute, create derivative works of and otherwise develop and commercialize the Current Grid IP but solely for use within or in addition to a whole or partial distribution of Acxiom Products. For purposes of this Amendment, “Acxiom Products” shall mean those products developed by Acxiom at Acxiom's facilities, which shall also include any products subsequently developed or obtained by Acxiom through acquisition by or merger of Acxiom with a third party and, for purposes of clarification, an Acxiom Product may include open source or other third party components, provided that 1) it also contains products developed by Acxiom at Acxiom's facilities or subsequently developed or obtained by Acxiom through acquisition or by merger or Acxiom with a third party; 2) the combination is packaged and distributed as a single Acxiom Product; and 3) the combination with such components does not create any additional licensing obligations with respect to the Current Grid IP under a license that requires, for example, that the Current Grid IP be disclosed or distributed in source code form or that EMC grant any rights or immunities under EMC’s intellectual property or proprietary rights with respect to the Current Grid IP ("copyleft license"). However, Acxiom may include or distribute any software in the Acxiom Products with any software that is not subject to a copyleft license as described above, or that contains open source but does not subject the Current Grid IP to the terms of such an open source license.

Except in connection with a distribution of the Acxiom Products directly and indirectly (except as set forth below) and related maintenance and support activities for the Acxiom Products (e.g., a commercial distribution behind an Acxiom end user’s firewall), Acxiom's use of the Current Grid IP shall be limited to Acxiom employees and contractors.

1.1(a)   Acxiom's distribution right in Section 1.1 above (EMC License to Acxiom) shall be deemed to provide Acxiom only with the right to distribute the Current Grid IP as part of or in addition to Acxiom Products, where the Acxiom Products are embedded or integrated with, or in addition to, all or a portion of the Excluded Assets or other Acxiom assets subsequently developed or obtained by Acxiom through acquisition by or merger of Acxiom with a third party.

1.1(b)   Except as expressly stated in Section 1.1 (EMC License to Acxiom), Acxiom shall not be permitted to distribute the Current Grid IP: (i) embedded within other non-Acxiom product(s) or technology, (ii) with any branding other than that of Acxiom, or (iii) indirectly through or to those EMC competitors identified in Exhibit 2 ("EMC Competitors").

1.1(c)   Acxiom hereby acknowledges that EMC has no obligation to provide any (i) Base Technology created after December 20, 2007, or (ii) any technical or other support for the Current Grid IP to Acxiom. In addition, EMC hereby acknowledges and agrees that Acxiom has no obligation to provide any derivative works of the Base Technology created after December 20, 2007 or pursuant to the provisions of Section 1(a), Section 12(e) or Section 12(f) of the Agreement.

1.1(d)   Notwithstanding this Section 1.1 (EMC License to Acxiom), Acxiom may deposit the source code for Current Grid IP as part of a comprehensive deposit of the source code for Acxiom Products with a third party escrow agent pursuant to a written escrow agreement (“Escrow Agreement"). The Escrow Agreement shall have only the following as release conditions (i) Acxiom files or has filed against it a proceeding under applicable bankruptcy laws for the purpose of liquidating the business and such proceedings are not dismissed within sixty (60) days of the commencement thereof, becomes insolvent, or discontinues business in the regular course; or (ii) Acxiom makes an assignment on behalf of creditors.

In the event the source code for the Current Grid IP is released along with source code for the Acxiom Products, in accordance with the release conditions above, to an existing Acxiom end user of the Acxiom Products, Acxiom will grant such end-user a written non-exclusive, non-transferable, non-sub-licensable license to internally use the Current Grid IP source code solely to support the end-users use of the Acxiom Products.

1.1(e)   Acxiom hereby acknowledges and agrees that the foregoing license is provided "AS-IS" WITHOUT WARRANTY OF ANY KIND, EXPRESS OR IMPLIED BY EMC OR ITS AFFILIATES, INCLUDING BUT NOT LIMITED TO ANY IMPLIED PURPOSE, COMPLETENESS, ACCURACY, AVAILABILITY, TITLE, NON-INFRINGEMENT, TRADE USEAGE, COURSE OF DEALING, OR COURSE OF PERFORMANCE, THE ENTIRE RISK AS TO THE PEFORMANCE OF THE GRID IP AND ACXIOM PRODUCTS ARE WITH ACXIOM AND THERE IS NOT GUARANTEE THAT THE LICENSE PROVIDED UNDER THE TERMS OF THIS AMENDMENT WILL MEET THE MINIMUM REQUIREMENT OF ACXIOM, BE ERROR FREE OR OPERATE WITHOUT INTERRUPTUION.

1.1(f)   Except as otherwise expressly provided in this Amendment with respect to Acxiom’s distribution rights, Section 12(c) of the Agreement remains in full force and effect as it relates to the Current Grid IP.

ARTICLE TWO- NONSOLICTATION AND NON-COMPETE

2.1       Nonsolicitation. Section 14 (Nonsolicitation) of the Agreement is hereby waived for up to fifteen (15) current employees of Acxiom.

2.2       Waiver of Non-Compete. (a) In the event that Acxiom has any non-compete, confidentiality or similar agreements with Acxiom employees who are subsequently hired directly or indirectly (e.g., as a contractor) by EMC (the “Former Associates”), Acxiom hereby expressly releases, waives and discharges the Former Associates who, Acxiom acknowledges and agrees, will be expressly allowed by this Section 2.2 to disclose to EMC the technical, proprietary and confidential information of Acxiom that is known by such employees with regard to how such information relates or interacts with the Current Grid IP. Further, and except with regard to a breach of this Section 2.2, Acxiom hereby expressly releases, waives and discharges EMC, its past, present and future directors, officers, stockholders, agents and employees, both individually and in their official capacities (hereafter individually or collectively the "releasees") from any and all claims, causes of action, arising directly and indirectly from Acxiom’s agreements with the Former Associates. Notwithstanding anything in this Article 2 to the contrary, in no event shall the Former Associates disclose, nor shall EMC request of such employees, the following Acxiom confidential information:

•	Security details, schematics, methods, vulnerabilities, and system layout of the Acxiom environment
•

Confidential business plans of current and planned Acxiom products and services of which such Former Associates may have knowledge other than confidential business plans of Acxiom with regard to the use and integration of the Current Grid IP

•	Details about specific client situations of Acxiom
•	Any Acxiom developed intellectual property (e.g., code, documentation, processes) developed since January 1 2008
•	Technical interface details to any Acxiom customer data integration (“CDI”) service

(b)      In addition, in no event shall the Former Associates or EMC be allowed to utilize or disclose any of Acxiom’s tangible intellectual property including, but not limited to, Acxiom-proprietary documentation, software code, marketing plans, manuals and equipment (“Acxiom Materials”).

(c)       Further, the parties agree that the exclusions set forth in Section 2 of that certain Confidentiality Agreement between the parties dated February 3, 2003, which agreement was incorporated into the Agreement by Section 27 of the Agreement (the “Confidentiality Agreement”) shall apply to Acxiom’s confidential information disclosed pursuant to this Article 2. The parties also agree that the Confidentiality Agreement should be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. Except as expressly modified in this Article 2, the parties affirm that the provisions of the Confidentiality Agreement shall remain in full force and effect.

(d)       By enumerating categories of Acxiom confidential information in Section 2.2 of this Amendment, EMC does not acknowledge that such Acxiom confidential information exists in all cases, but only that if it exists, corresponding confidentiality obligations also exist in accordance with the Agreement.

(e)        Nothing contained in this Amendment shall restrict the Former Associates from the use of any general ideas, concepts, know-how, or techniques retained in their unaided mental impressions which either party, individually or jointly, has developed or disclosed under this Amendment, provided that in doing so such Former Associate does not breach its obligations under the Confidentiality Agreement or infringe the intellectual property rights of the other party or third parties who have licensed or provided materials to the other party.

ARTICLE THREE- MARKETING AND SERVICES

3.1       Acxiom Marketing Services. EMC will procure five hundred thousand dollars ($500,000) of marketing services from Acxiom over the next two (2) calendar years, beginning as of January 1, 2008, pursuant to mutually agreed upon terms.

3.2       Future Procurement of Acxiom Marketing Services. In addition to the amount set forth in Section 3.1 above, EMC intends to use commercially reasonable efforts procure an additional one million dollars ($1,000,000) of marketing services from Acxiom over the next three (3) years, beginning as of January 1, 2008.

ARTICLE FOUR- EMC CREDITS

4.1       EMC Credits. In anticipation of Acxiom procuring and remitting payment for twenty-four million dollars ($24,000,000) of EMC hardware and software products only (the "Products") (collectively the "Product Commitment") directly from EMC, pursuant to the terms and conditions of this Amendment and the Preferred Vendor Agreement between EMC and Acxiom with an effective date of April 1, 2006 (the "Preferred Vendor Agreement"), between the Amendment Effective Date and March 31, 2012, EMC will provide Acxiom up to eight-million dollars ($8,000,000) of credit (the "EMC Credit") per this Amendment and in accordance with Sections 4.1(a) through (e) below.

4.1(a)    Notwithstanding the foregoing Section 4.1 (EMC Credits), monies spent on the purchases of the following products shall not be applicable to the twenty-four million dollar Product Commitment or be considered as part of the calculation of the EMC Credit (and, therefore, Acxiom is not required to purchase the following products directly from EMC): (i) VMware products, (i) EMC products sold under the Connectrix brand, (iii) products sold through the EMC Select program, or (iv) any products sold in the future by EMC that are obtained by EMC through acquisition of or merger of EMC with a third party.

4.1(b)    Acxiom shall be eligible for the EMC Credit as set forth herein on or before the expiration of the Preferred Vendor Agreement.

4.1(c)    Acxiom will earn the EMC Credit on a pro-rata basis based on the amount of Acxiom purchases of EMC Products pursuant to this Amendment up to the maximum of eight million dollars ($8,000,000) as stated above. Acxiom will earn a credit of thirty-three cents ($0.33) for every dollar Acxiom spends with EMC in accordance with the terms and conditions of this

Amendment. EMC shall apply the EMC Credit against the amounts of monies owed to EMC by Acxiom for purchases of the EMC Products, and Acxiom shall pay EMC the net amount.

4.1(c)(1) The following example, while not exhaustive of the application of the EMC Credit, is illustrative and is included for illustration only:

	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Yearly total
Acxiom purchases	$1,000,000	$1,000,000	$500,000	$3,500,000	$6,000,000
EMC Credit	$300,000	$300,000	$150,000	$1,050,000	$1,800,000
Net Amount Due to EMC for EMC Product(s) purchases	$700,000	$700,000	$350,000	$2,450,000	$4,200,000

4.1(d)    EMC shall have no obligation to make the EMC Credit available, in whole or in part, if: (i) the Preferred Vendor Agreement is terminated, (ii) Acxiom fails to make a payment pursuant to the Preferred Vendor Agreement when due, or (iii) Acxiom breaches this Amendment. Acxiom acknowledges and agrees that if Acxiom fails to pay EMC for any EMC Products whose purchase amounts are used in the calculation of the EMC Credit, and EMC provides such EMC Credit to Acxiom, Acxiom shall pay back such EMC Credit(s) to EMC.

4.1(e)    Pricing for the EMC Products shall be as set forth in the Preferred Vendor Agreement.

ARTICLE FIVE – PREFERRED VENDOR AGREEMENT AMENDMENT

5.1(a) EMC and Acxiom agree that the Preferred Vendor Agreement is hereby extended until March 31, 2012; provided, however, that in the event BUYER satisfies the Product Commitment (as defined in the Transition Amendment dated March 31, 2008 (the “Transition Amendment”) prior to March 31, 2012, BUYER shall have the option of immediately terminating the Preferred Vendor Agreement upon notice to SELLER. In addition, EMC and Acxiom shall amend the Preferred Vendor Agreement contemporaneously with the Amendment Effective Date as follows:

5(a) (1)             Section 1(a) of the Preferred Vendor Agreement shall be deleted and replaced with the following:

"Exclusive Rights to Supply" shall mean that SELLER shall be BUYER's exclusive vendor to provide EMC products and services in support of both (i) BUYER's internal requirements and (ii) services to Buyer’s customers, including Outsourcing Services Agreements (as defined herein) BUYER has with its customers ("End-Users)."

5(a) (2) Section 2(a) of the Preferred Agreement is hereby amended to read as follows:

"BUYER grants SELLER the Exclusive Rights to Supply EMC products and services on EMC's current and future price list to BUYER for a term to expire on March 31, 2012. Provided however, that SELLER is not BUYER'S exclusive vendor and BUYER shall have no obligation to purchase from SELLER products and services where:

•	Requirements for applications having specific technical requirements or limitation that cannot be accommodated by SELLER;
•

BUYER's End-User's existing IT architecture would have to be fundamentally and radically altered such that it would not be economically nor practically feasible to use SELLER's technology for such End-User;

•	SELLER's pre-credit, discounted price for SELLER's products which are applicable to BUYER's technology needs is not materially competitive with other similarly situated products; or
•	BUYER’S End-User specifically requests in writing (as part of a request for proposal or similar document that requires storage) technology other than SELLER's."

5(a) (3) Section 2. e) of the Preferred Vendor Agreement is hereby stricken in its entirety and replaced with “[Intentionally Omitted].”

5(a) (4) Section 3 (Hardware Pricing and Warranty) of the Preferred Vendor Agreement shall be deleted and replaced with the following:

"a) Hardware products will be offered to BUYER at the then current list price less the discounts reflected in the chart below. List price and discount will be provided on all quotations. New hardware products may be added by EMC to the Purchase Discount Schedule every calendar quarter. New hardware products that are similar to the products listed in the Purchase Discount Schedule will have discount levels as favorable to Acxiom as those for the similar products.

Type	Examples	Discount
Enterprise	Sym DMX3, DMX4, Celerra	68%
Mid-Tier	Clariion, Centera, NAS	68%
Connectrix	Connectrix	56%
Drives	------	60%

b)         All hardware pricing, including future pricing, applicable under the Agreement will apply to the then current generation of SELLER hardware products. Current generation will be defined as SELLER's newest technology within 90 days of general availability.

c)         Hardware warranty on storage purchased under this Agreement will be for thirty-six (36) months. Post warranty Hardware Maintenance will be discounted at a rate of forty-percent (40%) from the list price in effect at the time this Agreement is executed."

5(b) (1)            Section 4 (Software Pricing and Warranty) of the Preferred Vendor Agreement shall be deleted and replaced with the following:

"a)       SELLER third party software products will be offered to BUYER at the then current list price less thirty-eight percent (38%) discount.

The current SELLER storage software offerings will be offered to BUYER at the then current list price less the discount reflected in the chart below. List price and discount will be provided on all quotations. New software products may be added by EMC to the Purchase Discount Schedule every calendar quarter. New software products that are similar to the products listed in the Purchase Discount Schedule will have discount levels as favorable to Acxiom as those for the similar products.

Type	Discount
Storage software-Enterprise Platform	45%
Storage software-Mid-Tier Platform	45%
Software-Multi-Platform-Open	45%

b)         Software Warranty on software purchased under this Agreement will be for three (3) months. Post warranty maintenance will be at forty-five percent (45%) discount off of the then current list price.

c)         This section 4 applies to all SELLER software offerings with the exception of software sold under the following categories or brand names: Content Management and Archiving, SMARTS, Legato, VMware, and/or any software offerings that EMC may acquire through acquisition or merger."

5(b)(2)             Section 8. a) of the Preferred Vendor Agreement shall be deleted and replaced with the following:

"a) Order of precedence. In the event of a conflict in terms between this Agreement, and the Basic Ordering Agreement and the Transition Amendment, the order of precedence shall be the Transition Amendment, this Agreement and the Basic Ordering Agreement."

ARTICLE SIX- PAYMENT

6.1       EMC Payment. EMC shall pay Acxiom the sum of two million dollars ($2,000,000) within thirty (30) days of the Amendment Effective Date.

ARTICLE SEVEN- MARKETING

7.1       EMC and Acxiom agree to use commercially reasonable efforts to gain market share for their respective products and services by proposing customer solutions that may be deployed as part of a customer solution on an opportunistic basis.

7.1(a)    When EMC recognizes a customer opportunity in which Acxiom products and services may be part of a service engagement by EMC's Business Edge practice unit (the "Opportunity"), EMC will engage Acxiom to determine the feasibility of pursuing the Opportunity with Acxiom, where Acxiom may be a subcontractor to EMC.

7.1(b)   Acxiom will work with EMC to prepare proposals for such Opportunities, including providing EMC with preferred pricing and business terms.

7.1(c) In the event EMC has brought Acxiom into an Opportunity, Acxiom will not propose or provide Acxiom products and services, directly or indirectly, to the customer identified in the Opportunity.

7.1(d)    EMC and Acxiom will agree on a process within ninety (90) days of the Amendment Effective Date, to document the procedure for handling said Opportunities.

ARTICLE EIGHT – PENTAHO

8.1        Acxiom hereby grants to EMC the license rights set forth in Exhibit 3 (the "Pentaho Services").

8.2        EMC hereby acknowledges and agrees that the license granted to EMC in Exhibit 3 is provided "AS-IS" WITHOUT WARRANTY OF ANY KIND, EXPRESS OR IMPLIED BY ACXIOM OR ITS AFFILIATES, INCLUDING BUT NOT LIMITED TO ANY IMPLIED PURPOSE, COMPLETENESS, ACCURACY, AVAILABILITY, TITLE, NON-INFRINGEMENT, TRADE USEAGE, COURSE OF DEALING, OR COURSE OF PERFORMANCE, THE ENTIRE RISK AS TO THE PEFORMANCE OF THE PENTAHO SERVICES ARE WITH EMC AND THERE IS NOT A GUARANTEE THAT THE LICENSE PROVIDED UNDER THE TERMS OF THIS AMENDMENT WILL MEET THE MINIMUM REQUIREMENT OF EMC, BE ERROR FREE OR OPERATE WITHOUT INTERRUPTUION.

ARTICLE NINE- RELEASES

9.1.      Except for the rights and obligations expressly created or reserved by this Amendment and except for a breach of the confidentiality or intellectual property terms of the Agreement (including this Amendment), EMC and Acxiom hereby release, acquit and forever discharge Acxiom and EMC respectively from any and all Claims solely arising from, based on or related to the Agreement, from the beginning of time to the Amendment Effective Date. As used herein, “Claims” means any and all actions, causes of action, claims, costs, damages, debts, demands, expenses, liabilities, losses, obligations, proceedings and suits of every kind and nature, liquidated or unliquidated, fixed or contingent, in law, equity or otherwise, and whether presently known or unknown, accrued or not accrued.

ARTICLE TEN- GENERAL

10.1     All other terms and provisions of the Agreement shall remain in full force and effect, if unchanged by this Amendment.

10.2     This Amendment may be executed in counterpart copies, each of which, when executed and delivered, shall be an original, but such counterparts shall together constitute one and the same instrument.

10.3     This Amendment may be amended only by an instrument in writing signed by all parties hereto.

10.4     No press release or other public disclosure, whether written, electronic or oral, of the terms and existence of this Amendment and the transactions contemplated hereby shall be made by either party or any of their respective affiliates or representatives without the express written consent of the other party.

10.5     Acxiom may assign or transfer its rights or obligations under this Amendment, unless such assignment or transfer is due to a change of control of Acxiom to a third party that is listed as an EMC Competitor on Exhibit 2. For purposes of this Amendment, a “change of control” shall mean (i) a transaction or series of related transactions in which a person or entity acquires, directly or indirectly, or acquires the right to acquire, directly or indirectly, (a) a majority of the voting securities of Acxiom, (b) the right to control the appointment or voting into office of a majority of the members of Acxiom’s board of directors, or (c) all or substantially all of the assets of Acxiom, or (ii) a transaction or series of related transactions which result in Acxiom’s stockholders immediately subsequent to such transaction or series of transactions owning less than a majority of the voting securities of Acxiom or any successor thereto. With regard to the effect of Exhibit 2 upon this Section 10.5, the parties acknowledge and agree that only the listing of up to ten (10) entities is applicable to this Section 10.5, and that the remainder of Exhibit 2 has no effect upon this Section 10.5. With regard to any changes in the listing as it pertains to this Section 10.5 and absent mutual agreement of the parties, EMC shall have the right to unilaterally revise the list in January of each year that this Section 10.5 is in effect by giving written notice to Acxiom of any modifications to the listing by January 31 of such year; provided, however, that in the event of a public announcement that Acxiom has combined, or will be combining, with a third party who is not then currently on the listing of EMC Competitors, such third party shall not be a candidate to be added to the listing by EMC. In addition, the parties acknowledge and agree that this specific Section 10.5 shall expire and have no further force or effect upon the parties as of March 31, 2010.

10.6     The provisions of Section 7 of the Agreement (Rights of Buyer) are deleted in their entirety and replaced with “[Intentionally Omitted].”

10.7     This Amendment shall be deemed to be Confidential Information of both EMC and Acxiom.

10.8	This Amendment shall be governed by the laws of the Commonwealth of Massachusetts.

10.9     All notices, requests, demands, consents and communications necessary or required under this Amendment or the Agreement shall be delivered by hand or sent by registered or certified mail, return receipt requested, or by overnight courier, or by facsimile (receipt confirmed) to Acxiom at the following address:

Acxiom Corporation	EMC Corporation
601 East 3rd Street	176 South Street
Little Rock, AR 72201	Hopkinton, MA
Attention: General Counsel	Attention: Office of the General

Counsel

Telecopier: (501) 252-2230	Telecopier: (508) 497-6915

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date first written above.

EMC CORPORATION	ACXIOM CORPORATION

_/s/ William J. Teuber____________________	_/s/ L.L. Hodges_________________________
Authorized Signature	Authorized Signature

_William J. Teuber______________________	__L. L. Hodges_________________________
Printed Name	Printed Name

_Vice Chairman_________________________	_Services Division Leader________________
Title	Title

EMC (BENELUX) B.V., S.à.r.l.

_/s/ William J. Teuber_____________________
Authorized Signature

_William J. Teuber_______________________
Printed Name

_Managing Director______________________
Title

EXHIBIT 1

VERSIONS 1.0 AND 2.0 OF THE BASE TECHNOLOGY- AS OF DECEMBER 28, 2007

Version 1.0-

Base Technology

The following list of technology components is indexed and corresponds with the attached Customer Information Infrastructure Grid Component Descriptions document dated December 20, 2005 (the “Technology Detail”) which includes the detailed information on each component, including (i) a general description of the component; (ii) Features/Functions; (iii) Benefits; (iv) Competition; (v) Advantages; (vi) Future Plans; (vii) Languages and Dependencies; and (viii) Glossary terms.

The Technology Detail includes a Technology List Document which sets for those components which are Base Technology and those which are Other Technology as such terms are defined in the Agreement and cross-references with the contents section of the Technology Detail. Assets identified as Other Technology in the Technology List Document are Excluded Assets.

1 Infrastructure Components

1.1	Apiary REX (Grid OS)	- Base Technology
1.2	Apiary REX – Monitoring	- Base Technology
1.3	Apiary Rex – Hive-Node	- Base Technology
1.4	Parallel Virtual File System (PVFS)	- Base Technology
1.5	DataGrid FTP Daemon	- Base Technology
1.6	EDGE-External Data Gateway	- Base Technology
1.7	Interactive Hive	- Base Technology
1.8	Hydra	- Base Technology
1.9	Anubis	- Base Technology
1.1	Hivebuilder	- Base Technology
1.11	J2EE Hive	- Base Technology
1.12	CORBA Naming Service	- Base Technology
1.13	Cascade	- Base Technology
1.14	Advanced Package Tool (APT)	- Base Technology
1.15	Software Server	- Base Technology
1.16	SystemImager	- Base Technology
1.17	LDAP- Lightweight Directory Access Protocol	- Base Technology
1.18	HiveForHire	- Base Technology
1.19	Workflow Grid Environment	- Base Technology
1.20	Workflow Grid Environment Tools	- Base Technology
1.21	Acxiom Grid Scheduler	- Base Technology
1.23	WorkFlow Grid Job Submission and Execution Infrastructure	- Base Technology
1.24	Acxiom Metadata Repository Subsystem	- Base Technology
1.25	Workflow Grid (WFG) Batch Components	- Base Technology
1.26	Interactive Delivery 2	- Base Technology
1.27	DataBase Grid	- Base Technology

1.28	Generic Service	- Base Technology
1.29	CIGAR	- Base Technology
1.30	CII Security	- Base Technology
3 Enterprise Interface
3.1	Acxelerate – Convert Manager	- Base Technology
3.2	Acxelerate – File Manager	- Base Technology
3.3	Acxelerate – Job Activity	- Base Technology
3.4	Acxelerate – Layout Manager	- Base Technology
3.5	Acxelerate – Project Manager	- Base Technology
3.6	Acxelerate – Navigator	- Base Technology
3.7	Acxelerate – Policy Manager	- Base Technology
3.14	Orbiter	- Base Technology
4 B.I. Management
4.5	SAS Interactive Modeling Service	- Base Technology
4.6	SAS WFG Scoring	- Base Technology
5 Data Hygiene and Transformation
5.1	FOCAL – Function Oriented Custom Application Language	- Base Technology
5.2	Perl Operator	- Base Technology
5.7	Hydra/Tesla Operator Wrapper	- Base Technology
6 Data Enhancement
6.5	InfoBase Data Grid Service (aka Hercules)	- Base Technology
6.6	Helios/Horizon	- Base Technology

License Agreements

All of the Licenses identified in the Third Party Software Spread Sheet below (and the code that they cover ) except the licenses identified as Excluded Licenses (and the code they cover):

THIRD PARTY SOFTWARE SPREADSHEET

Product	Product Module / Component List module names	Product Version	3rd party software vendor name	3rd party software vendor product name	3rd party software product version
DROLAND
Activate	Navigator	1
			RedHat	Linux	7.3, RHEL 3.0, RHEL 4.0
			Sun Microsystems	JAVA
			JBOSS	JBOSS	3.2.4 ?
			Sun Microsystems	JSF	?
			MySQL	MySQL	4.?
			GNU/Redhat ?	C compiler	?
			Apache	ANT	?

		RedHat	RPM	?
		Apache	AXIS	?

Policy Manager	1
		RedHat	Linux	7.3, RHEL 3.0, RHEL 4.0
		Sun Microsystems	JAVA
		JBOSS	JBOSS	3.2.4 ?
		Sun Microsystems	JSF	?
		MySQL	MySQL	4.?
		GNU/Redhat ?	PERL	?
		Apache	ANT	?
		RedHat	RPM	?
		Apache	AXIS	?

File Manager	1
		RedHat	Linux	7.3, RHEL 3.0, RHEL 4.0
		Sun Microsystems	JAVA
		JBOSS	JBOSS	3.2.4 ?
		Sun Microsystems	JSF	?
		GNU/Redhat ?	C compiler	?
		Apache	ANT	?
		RedHat	RPM	?
		Apache	AXIS	?

Project Manager	1
		RedHat	Linux	7.3, RHEL 3.0, RHEL 4.0
		Sun Microsystems	JAVA
		JBOSS	JBOSS	3.2.4 ?
		Sun Microsystems	JSF	?
		MySQL	MySQL	4.?
		Apache	ANT	?
		RedHat	RPM	?
		Apache	AXIS	?

Convert Manager	1
		RedHat	Linux	7.3, RHEL 3.0, RHEL 4.0
		Sun Microsystems	JAVA
		JBOSS	JBOSS	3.2.4 ?
		Sun Microsystems	JSF	?
		MySQL	MySQL	4.?
		Apache	ANT	?
		RedHat	RPM	?

			Apache	AXIS	?

	Job Activity	1
			RedHat	Linux	7.3, RHEL 3.0, RHEL 4.0
			Sun Microsystems	JAVA
			JBOSS	JBOSS	3.2.4 ?
			Sun Microsystems	JSF	?
			MySQL	MySQL	4.?
			Apache	ANT	?
			RedHat	RPM	?
			Apache	AXIS	?

	Layout Manager	1
			RedHat	Linux	7.3, RHEL 3.0, RHEL 4.0
			Sun Microsystems	JAVA
			JBOSS	JBOSS	3.2.4 ?
			Sun Microsystems	JSF	?
			MySQL	MySQL	4.?
			Apache	ANT	?
			RedHat	RPM	?
			Apache	AXIS	?

	Activate framework	1
			RedHat	Linux	7.3, RHEL 3.0, RHEL 4.0
			Sun Microsystems	JAVA
			JBOSS	JBOSS	3.2.4 ?
			Sun Microsystems	JSF	?
			MySQL	MySQL	4.?
			Apache	ANT	?
			RedHat	RPM	?
			Apache	AXIS	?

Orbiter		2.6
			Sun Microsystems	JAVA
			Apache	Tomcat
			GNU/Redhat ?	PERL
			MySQL	MySQL
			Apache	Log4j
			Apache	Commons ?
			Apache	Struts
			CodeZoo?	Tyrex
			Oracle	Oracle JDBC
			?	wsdl4j

			?	saaj
			?	jaxrpc
			castor	castor
			Apache	AXIS
			Apache	xalan
			?	jaxen
			dom4j	dom4j
			?	Xerces

MBOTNE

InfoBase Data Grid			OCI	TAO	1.3,1.4
				Xerces XML C++	2.2,2.6
				Boost	1.29,1.30
			GNU/Redhat ?	Perl	5.61,5.8

Helios			OCI	TAO	1.3
				Xerces XML C++	2.2
				Boost	1.29
				GNU automake	1.54
				GNU autoconf	2.13
				GNU libtool	1.4.2

RFARME

SAS	Base	8.x / 9.x	SAS	SAS/Base	8.x / 9.x
	Stat	8.x / 9.x	SAS	SAS/Stat	8.x / 9.x
	OR	8.x / 9.x	SAS	SAS/OR	8.x / 9.x
	Connect	8.x / 9.x	SAS	SAS/Connect	8.x / 9.x
	Secure	8.x / 9.x	SAS	SAS/Secure	8.x / 9.x
	Access for ODBC	8.x / 9.x	SAS	???	8.x / 9.x
	Access for Oracle	8.x / 9.x	SAS	???	8.x / 9.x
	sasauth	8.x / 9.x	SAS	sasauth	8.x / 9.x

BigIP	???	???	???	???	???

RTHORN

EDGE/GIS		1.1/2.0	Sterling Commerce	Gentran Integration Suite	4.0.2-5/4.0.3-6

LDAP Authentication	CII Identity Authentication	1.1	kernel.org	Linux-PAM	0.77

Nexus	Nexus Scheduled Processes	2.4	Arcana Development	Arcana	2.3
	Nexus Hub	2.4	OpenSSH Project	OpenSSH	3.61

AGS	Logging Service	1.0	Apache Software Foundation	Log4J
	AGS Service	1.0	Apache Software Foundation	Log4Cxx
	AGS Service/Job Monitor	1.0	Apache Software Foundation	Xerces
	AGS Service/Job Monitor	1.0	Apache Software Foundation	Xalan
	MySQL	1.0	MySQL Database	MySQL	4.1
	Soap::Lite	1.0	PERL Module	?
	Acxiom Job XML Submission System (AJXSS)	1.0	SourceForge.net	LibXML++	1.0.0
	AJXSS	1.0		Log4cxx	<described above>
	AJXSS	1.0	xmlsoft.org	libxml2	2.4.19-4

Validation Service				Perl	<described elsewhere>
			Microsoft Corporation	Microsoft XML parser	4.0

WorkFlow Infrastructure Services (WFIS)		1.0		Perl	<described elsewhere>
		1.0		JBOSS	<described elsewhere>
		1.0		SOAP	<described elsewhere>

Engine Adapter				Perl	<described elsewhere>
			SourceForge.net	Expat XML Parser	5.4.1/1.95.2
			SourceForge.net	LibXML++	1.0.0

Transfer Service				Perl	<described elsewhere>

Acxiom Metadata Repository System	Acxiom Metadata Client	2.0
	Repository Database (required)		Microsoft Corporation	Microsoft SQL Server	SQL 2000 SP4
	Repository Database (optional)		Oracle Corporation	Oracle	9i

RPATEL

Anubis		?	OCI	TAO	1.1 & 1.3a

Apiary			Apache	ANT	1.3.27
			RedHat	mod_perl	1.26
			RedHat	mod_gzip	1.3.26
			Acxiom	mod_ssl	2.8.12
			RedHat	mod_auth_pam	1.1.1
			MySQL	MySQL	4.0.12
				perl_date_business	1.2
				perl_gd	1.19
				perl_gd_graph	1.39
				perl_gd_textutil	0.82
				perl_net_snmp	3.6
				perl_libwww_perl	5.76
				perl_libnet	1.0901
				perl_mailtools	1.47
				perl_dbd_mysql	2.1026
				perl_dbi	1.35
				perl_soap_lite	0.56
				perl_extutils_autoinstall	0.59
				perl_apache_authexpire	0.39.1
				perl_authen_pam	0.14
				perl_mime_tools	5.411
				perl_io_stringy	2.108
				perl_algorithm_numerical_shuffle	1.4
				net_snmp	5.0.3
				dmidecode	2.3
			HP	arrayinfo	0.12
			Dell	afacli	2.7

apiary_ldap				perl_io_socket_ssl	0.96
				perl_net_ssleay	1.25
				perl_net_ldap	0.28
				perl_mailtools	1.47

apiary_rex				apache	1.3.27
				mod_perl	1.26

		mod_gzip	1.3.26
		mod_ssl	2.8.12
		mod_auth_pam	1.1.1
		mysql	4.0.12
		perl_date_business	1.2
		perl_gd	1.19
		perl_gd_graph	1.39
		perl_gd_textutil	0.82
		perl_net_snmp	3.6
		perl_libwww_perl	5.76
		perl_libnet	1.0901
		perl_mailtools	1.47
		perl_dbd_mysql	2.1026
		perl_dbi	1.35
		perl_soap_lite	0.56
		perl_extutils_autoinstall	0.59
		perl_apache_authexpire	0.39.1
		perl_authen_pam	0.14
		perl_mime_tools	5.411
		perl_io_stringy	2.108
		perl_algorithm_numerical_shuffle	1.4
		net_snmp	5.0.3

apt_server		apt_rpm	0.5.15cnc6
		wget	1.8.2

Corba Tools	OCI	TAO	1.1 & 1.3a

DB Wrapper	MySQL	MySQL	4.0.12

Grid FTP Server		perl_net_ftpserver	1.116

Hive for Hire		perl_expect	1.15
		perl_io_tty	1.02
		perl_io_socket_ssl	0.96
		perl_net_ssleay	1.25
		perl_net_ldap	0.28
		perl_mailtools	1.47
		perl_mime_base64	2.12
		openssh	3.8p1

Hydra Top		perl_libwww_perl	5.76

LDAP Admin		perl_io_socket_ssl	0.96
		perl_net_ssleay	1.25
		perl_net_ldap	0.28
		perl_mailtools	1.47
		perl_cgi	2.752
		perl_expect	1.15
		perl_net_snmp	3.6
		perl_algorithm_numerical_shuffle	1.4
		perl_convert_asn1	0.17

LDAP Cert		openssh	3.8p1

LDAP Master		perl_cgi	2.752
		perl_net_ldap	0.28
		perl_mailtools	1.47

LDAP Migrate		perl_io_socket_ssl	0.96
		perl_net_ssleay	1.25
		perl_net_ldap	0.28
		perl_term_readkey	2.17
		openldap	2.0.27

LDAP Slave		perl_cgi	2.752

LDAP Utils		perl_io_socket_ssl	0.96
		perl_net_ssleay	1.25
		perl_net_ldap	0.28

LDAP Wrapper		openldap	2.0.27

Naming Service Util	OCI	TAO	1.1 & 1.3a

Naming Service Wrapper	OCI	TAO	1.1 & 1.3a

Perl SNMP Graph		perl_gd_graph	1.39

Pod LDAP		openldap	2.0.27
		perl_xml_parser	2.30

Propolis		perl_crypt_ssleay	0.51.1

Service Finder Policy		OCI	TAO	1.1 & 1.3a

Software Server			apt_rpm	0.5.15cnc6
			rpm	4.0.4

TAO Development		OCI	TAO	1.1 & 1.3a

TAO Runtime		OCI	TAO	1.1 & 1.3a

XML2HCL			perl_xml_parser	2.30

PVFS		Clemson University	PVFS Library	1.6.3.3
			PVFS Server and Kernel	1.6.3.3

GAVSMI
FOCAL	3	RedHat	RedHat Linux	RHEL3/7.3
		IBM	WebSphere (DataStage)	7.5.1A
		Apache	ANT	2.0.46
		HP	Tru64	5.1

PERL	3	RedHat	RedHat Linux	RHEL3/7.3
		IBM	WebSphere (DataStage)	7.5.1A
		Apache	ANT	2.0.46
		HP	Tru64	5.1

Generic Service	3	RedHat	RedHat Linux	RHEL3/7.3
		IBM	WebSphere (DataStage)	7.5.1A
		OCI	TAO	1.1 & 1.3a
		GNU Perl		5.8.0
		Apache Xalan		1.9.0
		Apache Xerces		2.6.0
		GNU SOAP		2.7

And, all of the Licenses identified in the Development Tool Spread Sheet below (and the code that they cover) except the licenses identified as Excluded Licenses (and the code they cover):

DEVELOPMENT TOOL SPREAD SHEET

Development tool name	Vendor	Purpose the tool is used for

GNU Compiler (gcc, g++)	RedHat – GNU Open Source	Code compilation
gdb/DDD	RedHat – GNU Open Source	debugging
Editors – vi and emacs	RedHat – GNU Open Source	editing

TotalView	Etnus Corp.	debugging
ValGrind	Freeware	debugging – memory leaks, array bounds etc.
Jboss	Jboss	development/debugging
JDK	Sun and IBM – Freeware	development/debugging
Eclipse	IBM – Freeware	development/debugging
CARS	Compuware	Regression testing
HiveBuilder	Acxiom	Build grid applications – grid application code generator
SourceForge Enterprise	VA Software	Developer portal
SubVersion	Greeware	Source code repository
GNU Make	RedHat – GNU Open Source	Make binaries
RPM	RedHat – Open Source	Package management
Insure++	ParaSoft	debugging – memory leaks, array bounds etc.
RedHat Linux command line tools	RedHat – GNU Open Source	Various debugging purposes
Vantage	Compuware	Performance testing (not widely used yet)
Tempest	Acxiom	Orbiter testing
DAART	Acxiom	InfoBase build testing
Perl Debugger	RedHat – GNU Open Source	Perl debugging
LDAP Browser\Editor 2.8.2
Ethereal – Network Protocol Analyzer ver 0.10.11
tcpdump-3.7.2-7.E3.2
phpLDAPadmin is version 0.9.6c
VMWare
ld
UltraEdit
Visual Studio	Microsoft	Visual IDE
Query Browser	MySQL
Putty	Freware (MIT License)
WinSCP3	GNU license
CookTop (xml editor)	freeware	Editing xml and xslt coding
Secure shell client	Freeware
Tortoise SVM	Subversion client
SOAP::Lite
Access	Microsoft	Testing ODBC/Data Preview in Rapidus/Building from ODBC source in Rapidus
Active Perl 5.8.3	ActiveState	Rapidus Scheduler Scripting
autoconf	RedHat – GNU Open Source
automake	RedHat – GNU Open Source
bison	RedHat – GNU Open Source
DataStage	IBM
Dundas Ultimate Grid 97	Dundas Software	Grid control in Rapidus and in the SBF Queue Manager
flex	RedHat – GNU Open Source
GraphicsServer 5.0	GraphicsServer	Rapidus

Jbuilder	Borland
OmniORB v4.0.3	RedHat – GNU Open Source
Oracle	Oracle	GBF, Planner
Oracle ProC	Oracle	GBF
Oracle SQL Plus	Oracle	GBF, Planner
Stingray Objective Studio 6.0.3	RogueWave	Window Controls for Rapidus GUI
TOAD	Quest Software
Visual Studio .NET 2003	Microsoft	GBF, Planner
Visual Source Safe	Microsoft	Source Control
GNU automake	RedHat – GNU Open Source
GNU autoconf	RedHat – GNU Open Source
GNU libtool	RedHat – GNU Open Source

And, all of the Licenses identified in the Second Development Tool Spread Sheet below (and the code that they cover) except the licenses identified as Excluded Licenses (and the code they cover):

SECOND DEVELOPMENT TOOL SPREAD SHEET

Development tool name	Vendor	Purpose the tool is used for
Access	Microsoft	Testing ODBC/Data Preview in Rapidus/Building from ODBC source in Rapidus
Active Perl 5.8.3	ActiveState	Rapidus Scheduler Scripting
autoconf	RedHat – GNU Open Source
automake	RedHat – GNU Open Source
bison	RedHat – GNU Open Source
CookTop (xml editor)	freeware	Editing xml and xslt coding
DataStage	IBM
Dundas Ultimate Grid 97	Dundas Software	Grid control in Rapidus and in the SBF Queue Manager
Eclipse	Open Source, IBM	ASIPosting, ASI Business Logic
flex	RedHat – GNU Open Source
gcc	Linux
GraphicsServer 5.0	GraphicsServer	Rapidus
Jbuilder	Borland
make	Linux
OmniORB v4.0.3	RedHat – GNU Open Source
Oracle	Oracle	GBF, Planner
Oracle ProC	Oracle	GBF
Oracle SQL Plus	Oracle	GBF, Planner
Putty	Open Source (MIT License)
Stingray Objective Studio 6.0.3	RogueWave	Window Controls for Rapidus GUI
TOAD	Quest Software
UltraEdit	UltraEdit	Shell and SQL scripts
vi	n/a
Visual C++ v6.0	Microsoft	GBF, Planner
Visual Source Safe	Microsoft	Source Control

Visual Studio .NET 2003	Microsoft	GBF, Planner
MySQL	Open Source, ABData	Datagrid, MySQL Hive
Oracle Universal Installer	Oracle	Installation of Oracle products
rpm	RedHat – GNU Open Source	Installation package creation and management

Excluded License Agreements

•	Ascential/IBM Websphere (Datastage XE Parallel Extender)
•	Sterling Software (Connect & GIS Software)
•	Red Hat (Linux) support services agreement

Development Agreements

None

Version 2.0-

Name	Location	Date
Policy Manager	<subversion repository>/act_polman	12/28/2007
Scheduling Adapter	<subversion repository>/act_sa	12/28/2007
Scheduling Adapter AXIS Router	<subversion repository>/act_sa	12/28/2007
LDC	<subversion repository>/actfwk	12/28/2007
RSA Workarround	<subversion repository>/actfwk	12/28/2007
NA	<subversion repository>/actlm	12/28/2007
Focal Manager	<subversion repository>/actsm	12/28/2007
Workflow manager Acxiom	<subversion repository>/actwfm-acx	12/28/2007
Focal Validation Service	<subversion repository>/acxperl	12/28/2007
Scheduler	<subversion repository>/ags-acxiom	12/28/2007
Apiary	<subversion repository>/apiary	12/28/2007
Data Stage	<subversion repository>/ascential	12/28/2007
DataStage Grid Product	<subversion repository>/datastage_grid_product	12/28/2007
Apiary Report	<subversion repository>/emc_apiary_report	12/28/2007
CORBA Standard	<subversion repository>/emc_corba_std	12/28/2007
TAO CORBA	<subversion repository>/emc_taocorba	12/28/2007
FDW	<subversion repository>/fdw	12/28/2007
Fellowship	<subversion repository>/fellowship	12/28/2007
FOCAL	<subversion repository>/focal	12/28/2007
FOCAL Perl Build Scripts	<subversion repository>/focalperlbuildscripts	12/28/2007
GRID CORBA	<subversion repository>/grid_corba	12/28/2007
HIVE	<subversion repository>/hive	12/28/2007
HIVE for Hire	<subversion repository>/hive_for_hire	12/28/2007
Hydra	<subversion repository>/hydra	12/28/2007
Hydra Transforms	<subversion repository>/hydratransforms	12/28/2007
ia HIVE	<subversion repository>/iahive	12/28/2007
IDAUTH	<subversion repository>/idauth	12/28/2007

Java CORBA	<subversion repository>/java_corba	12/28/2007
Apiary MySQL	<subversion repository>/mysql_apiary	12/28/2007
Apiary ORA Plugin	<subversion repository>/ora_apiary_plugin	12/28/2007
Orbiter UI	<subversion repository>/orbiter_ui	12/28/2007
PVFS	<subversion repository>/pvfs	12/28/2007
Valmods GVS	<subversion repository>/valmods_gvs	12/28/2007
POD Data Management	<subversion repository>/pod_data_mgt	12/28/2007
POD LDAP	<subversion repository>/pod_ldap	12/28/2007
Project Manager	<subversion repository>/projectmgr	12/28/2007
Properties	<subversion repository>/properties	12/28/2007
Audit Manager	<subversion repository>/act_audit	12/28/2007
Job Monitor Manager	<subversion repository>/act_jmm	12/28/2007
Job Activity Manager	<subversion repository>/act_jobact	12/28/2007
Job Detail Manager	<subversion repository>/act_jobdetails	12/28/2007
Data Grid Manager	<subversion repository>/actfwk	12/28/2007
GUI Install	<subversion repository>/actfwk	12/28/2007
User Manager	<subversion repository>/actfwk	12/28/2007
Work flow manager	<subversion repository>/actwfm	12/28/2007
Parse Config File	<subversion repository>/acxperl	12/28/2007
AGS Build	<subversion repository>/ags-acxiom	12/28/2007
AGS GUI	<subversion repository>/ags-acxiom	12/28/2007
AGS Helper	<subversion repository>/ags-acxiom	12/28/2007
Job Monitor	<subversion repository>/ags-acxiom	12/28/2007
Request Manager	<subversion repository>/ags-acxiom	12/28/2007
Data Schema	<subversion repository>/ags-acxiom	12/28/2007
TestApps	<subversion repository>/ags-acxiom	12/28/2007
Advance Job XML	<subversion repository>/ajxss	12/28/2007
Cigar	<subversion repository>/cigar	12/28/2007
Delegate Sub	<subversion repository>/delegatsub	12/28/2007
DFI	<subversion repository>/dfi	12/28/2007
Dist Arch	<subversion repository>/distarch	12/28/2007
EA	<subversion repository>/ea	12/28/2007
Edge	<subversion repository>/edge	12/28/2007
EMC GOE Central	<subversion repository>/emc_goe_central_archive	12/28/2007
EMC GOE RM	<subversion repository>/emc_goe_rm	12/28/2007
IOF	<subversion repository>/emc_iof	12/28/2007
IOF Secure	<subversion repository>/emc_iof_secure	12/28/2007
Gen Serv	<subversion repository>/emcgenserv	12/28/2007
Forwarding	<subversion repository>/forwarding	12/28/2007
FP Functions	<subversion repository>/fpfunctions	12/28/2007
FP Services	<subversion repository>/fpservices	12/28/2007
Global CSS	<subversion repository>/globalcss	12/28/2007
Grid Sac Util	<subversion repository>/gridsacutil	12/28/2007
Hacns	<subversion repository>/hacns	12/28/2007
Heartbeat	<subversion repository>/heartbeat	12/28/2007
heliosmain	<subversion repository>/heliosmain	12/28/2007
hercules	<subversion repository>/hercules	12/28/2007
horizon	<subversion repository>/horizon	12/28/2007

ID 2	<subversion repository>/id_2	12/28/2007
Identity	<subversion repository>/identity	12/28/2007
Infra comp	<subversion repository>/infracomp	12/28/2007
Input Validation	<subversion repository>/inputvalidation	12/28/2007
Interactive Delivery	<subversion repository>/interactive_delivery	12/28/2007
Interactive Service	<subversion repository>/interactive_services	12/28/2007
IS Res	<subversion repository>/isres	12/28/2007
JDPS	<subversion repository>/jdps	12/28/2007
jzero Conf	<subversion repository>/jzeroconf	12/28/2007
Meta data for linux	<subversion repository>/md_for_linux	12/28/2007
MDPost Transfer	<subversion repository>/mdpost_xfer	12/28/2007
MPICH2	<subversion repository>/mpich2	12/28/2007
Navigator	<subversion repository>/navigator	12/28/2007
OSDB	<subversion repository>/osdb	12/28/2007
PAM	<subversion repository>/pam_require	12/28/2007
Phenotype	<subversion repository>/phenotype	12/28/2007
RSA	<subversion repository>/rsa-axm	12/28/2007
SAS Hive Proto	<subversion repository>/sas_hive_proto	12/28/2007
SAS IA	<subversion repository>/sasia	12/28/2007
SAS Workflow	<subversion repository>/saswfg	12/28/2007
SEM Engineering	<subversion repository>/sem_eng	12/28/2007
Ser Wirt	<subversion repository>/servvirt	12/28/2007
SPSS IA	<subversion repository>/spssia	12/28/2007
SPSS Workflow	<subversion repository>/spsswfg	12/28/2007
State Tracker	<subversion repository>/statetracker	12/28/2007
Tesla	<subversion repository>/tesla	12/28/2007
Tesla Proto	<subversion repository>/tesla_prototypes	12/28/2007
Workflow Informatica	<subversion repository>/wfg_informatica	12/28/2007
Wit Legacy	<subversion repository>/wit_legacy	12/28/2007
Wit PVCS	<subversion repository>/wit_pvcs	12/28/2007
Wit Shared	<subversion repository>/wit_shared	12/28/2007
WSA Dev	<subversion repository>/wsa_dev	12/28/2007
WS Router	<subversion repository>/wsrouter	12/28/2007
Environment Information Service	<subversion repository>/analytics	12/28/2007
CII Won	<subversion repository>/ciiwon	12/28/2007
EMC Grid Installer	<subversion repository>/emc_grid_installer	12/28/2007
EMC ISG	<subversion repository>/emc_isg	12/28/2007
Grid AuthN	<subversion repository>/gridauthn	12/28/2007
Grid AuthZ	<subversion repository>/gridauthz	12/28/2007
GridLog	<subversion repository>/gridlog	12/28/2007
NFS	<subversion repository>/nfs	12/28/2007
Tempest	<subversion repository>/tempest	12/28/2007
Trans Diff	<subversion repository>/transdiff	12/28/2007
Workflow GC	<subversion repository>/wfgc	12/28/2007
Workflow IS	<subversion repository>/wfis	12/28/2007
Workflow Manager	<subversion repository>/wfm	12/28/2007
Worflow Manager Symbol XML	<subversion repository>/wfm_symbolxml	12/28/2007

Job Log Manager	<subversion repository>/act_jlm	12/28/2007
Activate SDK	<subversion repository>/act_sdk	12/28/2007
Seminole Submit Tester	<subversion repository>/act_share	12/28/2007
Submit Manager	<subversion repository>/act_submit	12/28/2007
Activate Desktop	<subversion repository>/actdesktop	12/28/2007
File Manager	<subversion repository>/actfm	12/28/2007
Activate Framework	<subversion repository>/actfwk	12/28/2007
Ajax List View	<subversion repository>/actfwk	12/28/2007
Support Scripts	<subversion repository>/actfwk	12/28/2007
Job Report Manager	<subversion repository>/actjobreport	12/28/2007
Job Data Service	<subversion repository>/actjobreport	12/28/2007
Pentaho BI Integration	<subversion repository>/actjobreport	12/28/2007
Report Manager	<subversion repository>/actrm	12/28/2007
Script Manager	<subversion repository>/actsm	12/28/2007
Script Manager Unit Tests	<subversion repository>/actsm	12/28/2007
WF GUI Prototype	<subversion repository>/actwfm	12/28/2007
WF GUI Prototype for Acxiom	<subversion repository>/actwfm-acx	12/28/2007
Acxiom Perl Script for WF	<subversion repository>/acxperl	12/28/2007
Perl Script Validation Service	<subversion repository>/acxperl	12/28/2007
Perl Service	<subversion repository>/acxperl	12/28/2007
Perl Service Test	<subversion repository>/acxperl	12/28/2007
Perl Validation Service	<subversion repository>/acxperl	12/28/2007
Logging Server	<subversion repository>/ags-acxiom	12/28/2007
Map Reduce Step	<subversion repository>/analytics	12/28/2007
SAS OSH	<subversion repository>/analytics	12/28/2007
SAS Grid Service	<subversion repository>/analytics	12/28/2007
Workflow SAS	<subversion repository>/analytics	12/28/2007
ATF Bridge	<subversion repository>/atfbridges	12/28/2007
ATF Counts	<subversion repository>/atfbridges	12/28/2007
ATF XML	<subversion repository>/atfxml	12/28/2007
Audit Operator	<subversion repository>/auditop	12/28/2007
Autobuild	<subversion repository>/autobuild	12/28/2007
Bonjour	<subversion repository>/bonjour	12/28/2007
BonjourWrapper	<subversion repository>/bonjourwrapper	12/28/2007
Cascade	<subversion repository>/cascade	12/28/2007
Cascade Dev	<subversion repository>/cascadedev	12/28/2007
CDI Arch Ops	<subversion repository>/cdiarchops	12/28/2007
CIIDevelopment Toolkit	<subversion repository>/ciidevelopmenttoolkit	12/28/2007
CM Scripts	<subversion repository>/cm_scripts	12/28/2007
Compute Farm	<subversion repository>/compfarm	12/28/2007
Conf	<subversion repository>/conf	12/28/2007
Connect EMC	<subversion repository>/connectemc	12/28/2007
Cruise Control	<subversion repository>/cruisectl	12/28/2007
CX700	<subversion repository>/cx700	12/28/2007
Data Dock FTP	<subversion repository>/datadockftp	12/28/2007
Dav	<subversion repository>/dav	12/28/2007
Database	<subversion repository>/db	12/28/2007
ELM	<subversion repository>/elm	12/28/2007

EMC Acxiom Common	<subversion repository>/emc_acxcommon	12/28/2007
EMC Perl	<subversion repository>/emc_perl	12/28/2007
Emc Product Support	<subversion repository>/emc_prodsupptools	12/28/2007
EMC Shared C Code	<subversion repository>/emc_shared_c_code	12/28/2007
EMC Grid	<subversion repository>/emcgrid	12/28/2007
ETL Grid	<subversion repository>/etl_grid	12/28/2007
ext	<subversion repository>/ext	12/28/2007
extxml	<subversion repository>/extxml	12/28/2007
filesystems	<subversion repository>/filesystems	12/28/2007
fuji	<subversion repository>/fuji	12/28/2007
generic_service	<subversion repository>/generic_service	12/28/2007
goe_documentation	<subversion repository>/goe_documentation	12/28/2007
grid_debugging	<subversion repository>/grid-debugging	12/28/2007
grid-ftp-proftpd	<subversion repository>/grid-ftp-proftpd	12/28/2007
grid_enabled_mysql	<subversion repository>/grid_enabled_mysql	12/28/2007
grid_enabled_mysql.backup	<subversion repository>/grid_enabled_mysql.backup	12/28/2007
grid_enabled_oracle	<subversion repository>/grid_enabled_oracle	12/28/2007
grid_jdk	<subversion repository>/grid_jdk	12/28/2007
griddev	<subversion repository>/griddev	12/28/2007
gridftp	<subversion repository>/gridftp	12/28/2007
gridscm_cruise	<subversion repository>/gridscm_cruise	12/28/2007
gridsftp	<subversion repository>/gridsftp	12/28/2007
gridsftp-custom	<subversion repository>/gridsftp-custom	12/28/2007
gridssh	<subversion repository>/gridssh	12/28/2007
gs-emc	<subversion repository>/gs-emc	12/28/2007
gtest	<subversion repository>/gtest	12/28/2007
gvs	<subversion repository>/gvs	12/28/2007
hooks	<subversion repository>/hooks	12/28/2007
j2eegrid	<subversion repository>/j2eegrid	12/28/2007
jas	<subversion repository>/jas	12/28/2007
javagrid	<subversion repository>/javagrid	12/28/2007
jboss_support	<subversion repository>/jboss_support	12/28/2007
jbossas	<subversion repository>/jbossas	12/28/2007
jmeter	<subversion repository>/jmeter	12/28/2007
jquery	<subversion repository>/jquery	12/28/2007
jreave_test	<subversion repository>/jreave_test	12/28/2007
libnet	<subversion repository>/libnet	12/28/2007
libxslt	<subversion repository>/libxslt	12/28/2007
locks	<subversion repository>/locks	12/28/2007
log4	<subversion repository>/log4	12/28/2007
lookuptable	<subversion repository>/lookuptable	12/28/2007
mfg	<subversion repository>/mfg	12/28/2007
openssh	<subversion repository>/openssh	12/28/2007
openssh-gridsftp	<subversion repository>/openssh-gridsftp	12/28/2007
passcrypt	<subversion repository>/passcrypt	12/28/2007
pvfs2	<subversion repository>/pvfs2	12/28/2007
scm_meta_rpm	<subversion repository>/scm_meta_rpm	12/28/2007

scm_perl	<subversion repository>/scm_perl	12/28/2007
scm_rm_archive	<subversion repository>/scm_rm_archive	12/28/2007
scm_software_builds	<subversion repository>/scm_software_builds	12/28/2007
seminole_steps	<subversion repository>/seminole_steps	12/28/2007
servicecallservice	<subversion repository>/servicecallservice	12/28/2007
sfnavigator	<subversion repository>/sfnavigator	12/28/2007
smarts_build	<subversion repository>/smarts_build	12/28/2007
solutionrepo	<subversion repository>/solutionrepo	12/28/2007
spoonws	<subversion repository>/spoonws	12/28/2007
spoonws2	<subversion repository>/spoonws2	12/28/2007
storage-automation	<subversion repository>/storage-automation	12/28/2007
syslog-ng	<subversion repository>/syslog-ng	12/28/2007
systemarchitect	<subversion repository>/systemarchitect	12/28/2007
systemimager	<subversion repository>/systemimager	12/28/2007
tablemanager	<subversion repository>/tablemanager	12/28/2007
test	<subversion repository>/test	12/28/2007
tigerteam	<subversion repository>/tigerteam	12/28/2007
totalview	<subversion repository>/totalview	12/28/2007
tracker_reporting	<subversion repository>/tracker_reporting	12/28/2007

dEXHIBIT 2

EMC Competitors

1.	IBM
2.	Hewlett-Packard
3.	Oracle
4.	SAP
5.	Microsoft
6.	Google
7.	Net Apps
8.	Accenture
9.	Dell
10.	Sun

EMC reserves the right to modify the companies this list upon ten (10) days written notice to Acxiom, provided that there will not be more then (10) companies identified on this list at any one time.

EXHIBIT 3

Pentaho Services

Acxiom hereby grants to EMC a perpetual, unlimited, non-exclusive, world-wide fully paid up license and right to use exclusively within the Current Grid IP the Pentaho Management Services (Group C) below.

Acxiom hereby grants to EMC a fully paid, irrevocable, unrestricted, perpetual, non-exclusive, assignable, transferable, sub-licensable and reproducible license to use the Acxiom Proprietary Components (Group B below) for all corporate purposes, including but not limited to right to use, make, modify, distribute, create derivative works of and otherwise develop and commercialize the Acxiom Proprietary Components. EMC shall own all right, title and interest in any derivative works created by or on EMC's behalf.

The Pentaho Open Source Components (Group A below) are licensed in accordance with their respective open source licenses.

Group A Pentaho Open Source Components	License Type	Comments and Description of Functionality
Pentaho Data Integration/ETL Product Code: KTL1	LGPL	ETL Core Engine, Workflow Engine, Design UI
Pentaho BI Platform Pro Product Code: PP1	MPL

App Server-based; pulls all or part of the modules together – combined with single product subscriptions for Pentaho Data Integration, Pentaho Analysis, and Pentaho Reporting. Also provides Admin, security, scheduling and other repository functionality.

Pentaho Reporting Product Code: JFR 1	Reporting Engine: LGPL Report Designer: MPL Report Wizard: MPL Web-based Ad-hoc: MPL	Core Reporting Engine Library Graphical Desktop-base report designer Graphical step-based reporting wizard Browser-based self-service reporting app
Pentaho Analysis Product Code: MON1	ROLAP Engine: CPL Web-based pivot UI: CPL Schema Designer: MPL	Core ROLAP engine, MDX-parser, XMLA-compliant API Web-based slicer/dicer Desktop-based graphical schema designer tool
Pentaho Dashboard Product Code: DSH1	MPL	Web-service calls, APIs to enable Dashboard creation, portlet enabled reports, charts, and gauges/dials.

Group B Acxiom Proprietary Components	Description	Intellectual Property owned by Acxiom Corporation
SE Services	Acxiom bundle and Resource Web Services Grid Schedule Publisher Validation Node Calculation Resource Calculation	Licensed to EMC pursuant to Article 8 of the Transition Amendment

Group C Pentaho Proprietary Appliance/Management Components	Description	Intellectual Property owned by Pentaho Corporation
Services which help in monitoring a set of APIs